Exhibit 99.1

FOR IMMEDIATE RELEASE

Nixxy, Inc. (NASDAQ: NIXX) Added to Russell 3000E® Index

New York, NY – June 30, 2025 – Nixxy, Inc. (NASDAQ: NIXX), a next-generation communications company integrating AI-driven technologies into telecom infrastructure, announced today that it has been added to the Russell 3000E® Index, effective at the conclusion of the annual reconstitution of the Russell US Indexes. https://www.lseg.com/content/dam/ftse-russell/en_us/documents/other/rmicro-additions-20250523.pdf. The index is reconstituted annually to reflect changes in the U.S. markets over the past year.

The Russell 3000E® Index represents the broadest U.S. equity index, combining the Russell 3000® Index with the Russell Microcap® Index. The index includes up to 4,000 of the largest U.S. stocks by total market capitalization, providing investors with comprehensive exposure to the investable U.S. equity market. The Russell US Indexes are widely used by investment managers and institutional investors for index funds, benchmarking, and ETF development.

“We are honored to be included in the Russell 3000E Index,” said Mike Schmidt, CEO of Nixxy, Inc. “This milestone reflects the significant progress we have made in executing our strategy and expanding our platform across AI-powered telecom infrastructure and messaging solutions. Inclusion in a major index like the Russell 3000E increases our visibility among institutional investors and is another step forward in our journey to create long-term shareholder value.”

About Nixxy, Inc.

Nixxy, Inc. (NASDAQ:NIXX) is a next-generation communications and infrastructure company transforming the telecom landscape through AI-powered platforms, intelligent routing, and enterprise-grade messaging solutions. Anchored by its AuralinkAI platform, Nixxy integrates advanced automation, data analytics, and scalable infrastructure to deliver high-performance voice and messaging services globally. With a focus on operational efficiency, strategic acquisitions, and platform scalability, Nixxy is building a robust telecom network optimized for volume, intelligence, and margin. Nixxy's hybrid approach, combining infrastructure ownership with AI-enhanced service delivery, differentiates it in modern telecom innovation, serving both wholesale and enterprise clients.

Filings and press releases can be found at http://www.nixxy.com/investor-relations.

Contact Information
Investor Contact: Nixxy, Inc.
Investor Relations Email: IR@nixxy.com
Phone: (877) 708-8868

Forward-Looking Statements Disclaimer

This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements, including those regarding the Company's business strategy, future operations, acquisition strategy, financial position, potential growth, spin-out transactions, and market opportunities. Words such as 'anticipates,' 'believes,' 'expects,' 'intends,' 'plans,' and 'will,' or similar expressions, are intended to identify forward-looking statements. These statements are based on the Company's current expectations and beliefs and involve significant risks and uncertainties that could cause actual results to differ materially from those expressed or implied by the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements. The Company disclaims any obligation to update or revise forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

No Offer or Solicitation Disclaimer
This communication is for informational purposes only and is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Risk Factors
Investors should carefully consider the risks associated with the Company's business and the spin-out transaction described herein, including but not limited to: the uncertainty surrounding the timing of the spin-out; the ability to successfully execute acquisitions and integrate acquired companies; the impact of technological changes on the Company's operations; and other risks detailed in the Company's filings with the Securities and Exchange Commission, including those risk factors contained in the Company's Form 10-K for the year ended December 31, 2024.

SOURCE: Nixxy, Inc.